Reconciliation of Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Income Tax Rate Reconciliation [Line Items]
Provision for income taxes at statutory rate	$ 1,331	$ 561
Provincial taxes	1,020	(332)
Foreign rate differential	574	1,097
Canadian rate difference	(324)	(59)
Effect of U.S. state rate changes		(1,268)
Permanent items	572	121
Prior Year adjustments	(453)
Uncertain tax position	143	(192)
Other	(25)	156
Total provision	$ 2,838	$ 84